  NUMBER                                                         SHARES
                      SPS TECHNOLOGIES, INC.            SEE REVERSE FOR CERTAIN
                                                             DEFINITIONS
PAR VALUE $1.00                                            CUSIP 784626 10 3

                                    THIS CERTIFIES THAT
  PHOTO                                                       SPECIMEN
                                    IS THE OWNER OF


                                    FULLY PAID AND NON-ASSESSABLE SHARES
INCORPORATED UNDER THE LAWS OF             OF THE COMMON STOCK OF
THE COMMONWEALTH OF PENNSYLVANIA
                                            CERTIFICATE OF STOCK
   COMMON STOCK                     SPS Technologies, Inc. (hereinafter called
                                    "Company") transferable on the books of the
     DATED                          Company in person or by duly authorized
                                    attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of
                                    Incorporation, as amended, of the Company, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer
                                    Agent and registered by the Registrar.
                                      Witness the seal of the Company and the
                                    signatures of its duly authorized officers.

                                                    SEAL

                                   /s/ JM Morrash         /s/ Charles W. Grigg
                                   --------------         --------------------
                                     TREASURER             CHAIRMAN AND CHIEF
                                                            EXECUTIVE OFFICER

                                  COUNTERSIGNED AND REGISTERED:
                                             MELLON BANK, N.A.
                                                               TRANSFER AGENT
                                                               AND REGISTRAR,
                                    BY
                                                          AUTHORIZED OFFICER.

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  This Certificate also evidences a beneficial interest in and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between SPS Technologies, Inc. (the "Company") and Mellon Bank (East) N.A. (the "Rights Agent") dated as of November 11, 1988 (the "Rights Agreement"), and as the same may be amended from time to time, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and beneficial interests therein will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEM COM -- as tenants in common    UNIF GIFT MIN ACT --........Custodian........
                                                       (Cust)           (Minor)
TEN ENT -- as tenants by the                     under Uniform Gifts to Minors
           entireties

JT TEN -- as joint tenants with
          right of survivorship                       Act.......................
          and not as tenants in                               (State)
          common

          Additional abbreviations may also be used though not in the above list.

   For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

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- -------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint---------------------------------------------

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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated,---------------------------------
                                           -------------------------------------

  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.